SECURITIES AND EXCHANGE COMMISSION
	Washington, D.C.  20549
		FORM 8-K
	   CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934
Date of Report (date of earliest event reported) December 20, 2000

BANC ONE HELOC TRUST 1998-1
   (Exact name of registrant as specified in its charter)

       United States     333-03911-01 		36-1248602
     (State or Other	(Commission File  	(I.R.S. Employer
      Jurisdiction	Number)     		Identification No.)
      of Incorporation)

c/o Bank One, National Association
Corporate Trust Services Division - 9th floor 1 N. State Street,
Chicago IL
(Address of Principal Executive Offices)
60670-0126
(Zip Code)

Registrant's telephone number, including area code:		312-336-9730

Item 5.	Other Events
On behalf of Banc One HELOC Trust 1998-1, a Trust created pursuant to the Pooling Agreement, dated August 31, 1998, the Paying Agent has caused to be filed with the Commission, the Monthly Report dated December 20, 2000.
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates.

A.	Monthly Report Information: Aggregate distribution information
	for the current distribution date December 20, 2000.
		Principal	Interest		Ending Balance
Cede & Co.	$10,301,259.65	$2,988,190.49		$ 511,748,397.58

B.	No delinquency in payment under the Transferor Certificate, or
	the MBIA Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO. Date: Amount:

D.	Were any amounts paid or are any amounts payable under the
	MBIA Insurance Policy?  NO Amount:

E.	Are there any developments with respect to the MBIA Insurance
	Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT
	APPLICABLE

Item 7.	Monthly Statements and Exhibits
Exhibit No. 1.	Monthly Statement to Certificateholders dated December 20, 2000


	Statement to Certificateholders (Page 1 of 2)

	Distribution Date:						12/20/00

		INVESTOR CERTIFICATES DISTRIBUTION SUMMARY
		(PER $1000 ORIGINAL PRINCIPAL AMOUNT)

	A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

		Investor Certificate Interest Distributed		 3.515518
		Investor Certificate Interest Shortfall Distributed	 0.000000
		Remaining Unpaid Investor Certificate Interest Shortfall 0.000000

		Managed Amortization Period ? (Yes=1; No=0)		1
		Investors Certificate Principal Distributed		12.119129
		  Principal Distribution Amount				11.993059
		     Maximum Principal Payment				22.168254
		     Alternative Principal Payment			11.993059
		     Principal Collections less Additional Balances	11.993059
		  Investor Loss Amount Distributed to Investors		0.095848
		  Accelerated Principal Distribution Amount		0.030222
		  Credit Enhancement Draw Amount			0.00

		Total Amount Distributed to Certificateholders (P & I)	15.634647

	B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE

		Beginning Investor Certificate Balance		522,049,657.23
		Ending Investor Certificate Balance		511,748,397.58
		Beginning Invested Amount			531,346,291.50
		Ending Invested Amount				521,070,720.78
		Investor Certificateholder Floating Allocation Percentage  96.8616%
		Pool Factor					0.6020569
		Liquidation Loss Amount for Liquidated Loans	84,110.21
		Unreimbursed Liquidation Loss Amount		0.00

	C.	POOL INFORMATION

		Beginning Pool Balance				548,562,654.44
		Ending Pool Balance				538,284,443.96
		Servicing Fee					228,567.77

	D.	INVESTOR CERTIFICATE RATE

		Investor Certificate Rate			6.868750%
		LIBOR Rate					6.618750%
		Maximum Rate					9.680644%

	E.	DELINQUENCY & REO STATUS

		Delinquent 30-59 days
		    No. of Accounts			182
		   Trust Balances			6,118,199.00
		Delinquent 60-89 days
		    No. of Accounts			62
		   Trust Balances			1,667,281.00
		Delinquent 90+ days
		    No. of Accounts			89
		   Trust Balances			3,039,719.00
		Delinquent 9+ Months
		    No. of Accounts			0
		   Trust Balances			0.00
		REO
		    No. of Accounts			0
		   Trust Balances			0.00


	Statement to Certificateholders (Page 2 of 2)

	Distribution Date:

		IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of her knowledge and belief that information is true and correct this 15th day of December, 2000


		       Bank One, N.A.
		       as Servicer


		       /s/ Tracie Klein
		       _______________________________________

		       Tracie Klein
		       Vice President



	Distribution List:
	"   Keith Richardson - Bank One, N.A."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BANC ONE HELOC TRUST 1998-1

By  /s/ Keith Richardson
Name:	Keith Richardson

Dated December 20, 2000